EXHIBIT A

                        APPLICABLE COMMITMENT PERCENTAGES


                                                                                 Applicable Commitment
          Lender                              Revolving Credit Commitment              Percentage
------------------------------------------ ---------------------------------- ------------------------------

Bank of America, N.A                                 $ 74,000,000                    14.800000000%
Calyon New York Branch                               $ 74,000,000                    14.800000000%
KeyBank National Association                         $ 64,000,000                    12.800000000%
The Bank of Nova Scotia                              $ 64,000,000                    12.800000000%
Wachovia Bank, N.A                                   $ 64,000,000                    12.800000000%
Commerzbank AG, New York and Grand Cayman            $ 40,000,000                     8.000000000%
Branches
Citizens Bank of Rhode Island                        $ 40,000,000                     8.000000000%
Fifth Third Bank                                     $ 40,000,000                     8.000000000%
SunTrust Bank                                        $ 40,000,000                     8.000000000%
                                                     ------------                    -------------

Total                                                $500,000,000                   100.000000000%

                                                                       EXHIBIT B

                                      FORM
                                       OF
                            ASSIGNMENT AND ASSUMPTION



         This Assignment and Assumption (this "Assignment and Assumption") is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the "Assignor") and [Insert name of Assignee] (the "Assignee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the "Credit Agreement"), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

         For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by Agent as contemplated below (i) all of the Assignor's rights and obligations as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the respective facilities identified below (including, without limitation, the Letters of Credit and Swing Line Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the "Assigned Interest"). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.       Assignor:      ______________________________

2.       Assignee:      ______________________________ [and is an Affiliate of
         [identify Lender]]

3.       Borrower: GTECH Corporation, a Delaware corporation

4. Administrative Agent: Bank of America, N. A., as the administrative agent under the Credit Agreement

5. Credit Agreement: Credit Agreement, dated as of October 25, 2004, as amended, restated, supplemented or otherwise modified from time to time, among the Borrower, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer

6.       Assigned Interest:

                         Aggregate Amount of                                  Percentage
                             Commitment/        Amount of Commitment/         Assigned of
  Facility Assigned    Loans for all Lenders*      Loans Assigned*         Commitment/Loans           CUSIP No.
  -----------------    ---------------------       --------------          ----------------           ---------

    -------------         $---------------         $---------------         --------------%         -------------

    -------------         $---------------         $---------------         --------------%         -------------

    -------------         $---------------         $---------------         --------------%         -------------

[7.      Trade Date:       __________________]

Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]











* Amount to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

The terms set forth in this Assignment and Assumption are hereby agreed to:


                             ASSIGNOR:
                             ---------
                             [NAME OF ASSIGNOR]



                             By:
                                 --------------------------------------------
                                    Title:



                             ASSIGNEE:
                             ---------
                             [NAME OF ASSIGNEE]



                             By:
                                 --------------------------------------------
                                    Title:



[Consented to and] Accepted:

Bank of America, N. A., as
  Administrative Agent


By:
    -------------------------------------------------
      Title:


[Consented to:]


By:
    -------------------------------------------------
      Title:

                                            ANNEX 1 TO ASSIGNMENT AND ASSUMPTION


                        STANDARD TERMS AND CONDITIONS FOR
                            ASSIGNMENT AND ASSUMPTION

         1. Representations and Warranties.

         1.1. Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and
(iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

         1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement
(subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, and
(iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         2. Payments. From and after the Effective Date, Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

         3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

                                                                       EXHIBIT C


       NOTICE OF APPOINTMENT (OR REVOCATION) OF AUTHORIZED REPRESENTATIVE

         Reference is hereby made to the Credit Agreement dated as of October 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto (as defined in the Agreement), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower hereby nominates, constitutes and appoints each individual named below as an Authorized Representative under the Loan Documents, and hereby represents and warrants that (i) set forth opposite each such individual's name is a true and correct statement of such individual's office (to which such individual has been duly elected or appointed), a genuine specimen signature of such individual and an address for the giving of notice, and (ii) each such individual has been duly authorized by the Borrower to act as Authorized Representative under the Loan Documents:

         Name and Address                   Office                     Specimen Signature


     -------------------------        -----------------------   ------------------------------
     -------------------------
     -------------------------


     -------------------------        -----------------------   ------------------------------
     -------------------------
     -------------------------


The Borrower hereby revokes (effective upon receipt hereof by the Agent) the prior appointment of ________________ as an Authorized Representative.

         Executed as of this the ___ day of October, 2004.


                                          GTECH CORPORATION



                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                                                     EXHIBIT D-1

                            FORM OF BORROWING NOTICE

To:      Bank of America, N.A., as Administrative Agent
         One Independence Center
         101 N. Tryon Street
         Mail Code:  NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Donna Dunn


         Reference is hereby made to the Credit Agreement dated as of October 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto (as defined in the Agreement), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent that Loans of the type and amount set forth below be made on the date indicated:

Type of Loan                        Interest                  Aggregate
(circle one)                        Period(1)                 Amount(2)                 Date of Loan(3)
 ----------                         ---------                 ---------                 ---------------

Revolving Loan
Base Rate Loan                  ---------------           ----------------------    ------------------------

Eurodollar Rate Loan            ---------------           ----------------------    ------------------------


-----------------------

(1) For any Eurodollar Rate Loan, one, two, three, six, or, subject to availability, nine or twelve months.

(2) Must be $5,000,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

(3) At least three (3) Business Days later if a Eurodollar Rate Loan; and on a Business Day for all Loans.



         The Borrower hereby requests that the proceeds of Loans described in this Borrowing Notice be made available to the Borrower as follows: [insert transmittal instructions].

         The undersigned hereby certifies that:


         1. No Default or Event of Default has occurred and is continuing either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 7.4 and 7.6 of the Agreement are deemed to include and take into account any merger or consolidation permitted under Section 9.6 of the Agreement and (b) the reference to the financial statements in Section 7.6(a) of the Agreement shall be deemed to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants).

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                            GTECH CORPORATION


                                            BY:
                                               ---------------------------------
                                                     Authorized Representative

                                            DATE:
                                                 -------------------------------

                                                                     EXHIBIT D-2


                   FORM OF BORROWING NOTICE--SWING LINE LOANS

To:      Bank of America, N.A., as Administrative Agent
         One Independence Center
         101 N. Tryon Street
         Mail Code:  NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention: Donna Dunn


         Reference is hereby made to the Credit Agreement dated as of October 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto (as defined in the Agreement), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Swing Line Lender that a Swing Line Loan of the amount set forth below be made on the date indicated:


         1.       On _________________________ (a Business Day).

         2.       In the amount of $_______________.(1)



(1) Must be $500,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.



         The Borrower hereby requests that the proceeds of Swing Line Loans described in this Borrowing Notice be made available to the Borrower as follows:
[insert transmittal instructions].



         The undersigned hereby certifies that:

         1. No Default or Event of Default has occurred and is continuing either now or after giving effect to the borrowing described herein; and

         2. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 7.4 and 7.6 of the Agreement are deemed to include and take into account any merger or consolidation permitted under Section 9.6 of the Agreement and (b) the reference to the financial statements in Section 7.6(a) of the Agreement shall be deemed to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants).

         3. All conditions contained in the Agreement to the making of any Loan requested hereby have been met or satisfied in full.

                                       GTECH CORPORATION


                                       BY:
                                           ------------------------------------
                                                Authorized Representative

                                       DATE:
                                             ----------------------------------

                                                                       EXHIBIT E


                     FORM OF INTEREST RATE SELECTION NOTICE

To:      Bank of America, N.A., as Administrative Agent
         One Independence Center
         101 N. Tryon Street
         Mail Code:  NC1-001-15-04
         Charlotte, North Carolina  28255
         Attention:  Donna Dunn


         Reference is hereby made to the Credit Agreement dated as of October 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement") among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders from time to time party thereto (as defined in the Agreement), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the respective meanings therefor set forth in the Agreement.

         The Borrower through its Authorized Representative hereby gives notice to the Agent of the following selection of a type of Loan and Interest Period:

Type of Loan                        Interest                  Aggregate
(circle one)                        Period(1)                  Amount(2)                Date of Loan(3)
 ----------                         ---------                  ---------                ---------------

Revolving Loan
Base Rate Loan                   ---------------           ----------------------    ------------------------

Eurodollar Rate Loan             ---------------           ----------------------    ------------------------


-----------------------

(1) For any Eurodollar Rate Loan, one, two, three, six, or, subject to availability, nine or twelve months.

(2) Must be $5,000,000 or if greater an integral multiple of $100,000, unless a Base Rate Refunding Loan.

(3) At least three (3) Business Days later if a Eurodollar Rate Loan; and on a Business Day for all Loans.




                                         GTECH CORPORATION


                                         BY:
                                            ------------------------------------
                                                  Authorized Representative

                                         DATE:
                                              ----------------------------------

                                                                     EXHIBIT F-1

                             FORM OF REVOLVING NOTE

                                 Promissory Note
                                (Revolving Loan)

$______________________                                         October 25, 2004




         FOR VALUE RECEIVED, GTECH Corporation, a Delaware corporation having its principal place of business located in West Greenwich, Rhode Island (the "Borrower"), hereby promises to pay to the order of _______________________________________________ (the "Lender"), in its
individual capacity, in accordance with the provisions of the Credit Agreement dated as of October 25, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement) among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"), Swing Line Lender and L/C Issuer, in lawful money of the United States of America, in immediately available funds, the principal amount of ______________________________ ____________________________
($_____________) or, if less than such principal amount, the aggregate unpaid principal amount of all Revolving Loans made by the Lender to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement at the Principal Office, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at said office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Loans may be prepaid or required to be prepaid as provided in the Agreement.

         The Agreement provides for the acceleration of the maturity of this Revolving Note upon the occurrence of certain events and for prepayments of Revolving Loans upon the terms and conditions specified therein. If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest thereon evidenced by this Revolving Note shall bear interest which shall be payable on demand at the Default Rate, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Revolving Note, and all other indebtedness of the Borrower to the Lender, shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Revolving Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest due hereunder thereon at the rates set forth above.

         The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         This Revolving Note is one of the Revolving Notes referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Revolving Loans evidenced hereby were or are made and are to be repaid. This Revolving Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. Payment of all amounts due under this Revolving Note is guaranteed by each Guarantor pursuant to the Facility Guaranties.

         This Revolving Note shall be governed by and construed in accordance with the laws of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                   GTECH CORPORATION


                                   By:
                                      ------------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                                                     EXHIBIT F-2

                             FORM OF SWING LINE NOTE

                                 Promissory Note
                                (Swing Line Loan)

$40,000,000                                                     October 25, 2004




         FOR VALUE RECEIVED, GTECH Corporation, a Delaware corporation having its principal place of business located in West Greenwich, Rhode Island (the "Borrower"), hereby promises to pay to the order of BANK OF AMERICA, N.A. ("Bank of America"), in its individual capacity, in accordance with the provisions of the Credit Agreement dated as of October 25, 2004 (as amended, restated, supplemented or otherwise modified from time to time, the "Agreement"; all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement) among the Borrower, the financial institutions party thereto (collectively, the "Lenders"), and Bank of America, N.A., as administrative agent for the Lenders (in such capacity, the "Agent"), Swing Line Lender and L/C Issuer, in lawful money of the United States of America, in immediately available funds, the principal amount of FORTY MILLION AND NO/100 DOLLARS ($40,000,000) or if less than such principal amount, the aggregate unpaid principal amount of all Swing Line Loans made by Bank of America to the Borrower pursuant to the Agreement on the Revolving Credit Termination Date or such earlier date as may be required pursuant to the terms of the Agreement, and to pay interest from the date hereof on the unpaid principal amount hereof, in like money, at the Principal Office, on the dates and at the rates provided in Articles II and IV of the Agreement. All or any portion of the principal amount of Swing Line Loans may be prepaid as provided in the Agreement.

         If payment of all sums due hereunder is accelerated under the terms of the Agreement or under the terms of the other Loan Documents executed in connection with the Agreement, the then remaining principal amount and accrued but unpaid interest shall bear interest which shall be payable on demand at the Default Rate, or the maximum rate permitted under applicable law, if lower, until such principal and interest have been paid in full. Further, in the event of such acceleration, this Swing Line Note, and all other indebtedness of the Borrower to the Lender, shall become immediately due and payable, without presentation, demand, protest or notice of any kind, all of which are hereby waived by the Borrower.

         In the event this Swing Line Note is not paid when due at any stated or accelerated maturity, the Borrower agrees to pay, in addition to the principal and interest, all costs of collection, including reasonable attorneys' fees, and interest thereon at the rates set forth above.

         The Borrower promises to pay interest on the unpaid principal amount of each Swing Line Loan from the date of such Swing Line Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement.

         This Swing Line Note is the Swing Line Note referred to in the Agreement and is issued pursuant to and entitled to the benefits and security of the Agreement to which reference is hereby made for a more complete statement of the terms and conditions upon which the Swing Line Loans evidenced hereby were or are made and are to be repaid. This Swing Line Note is subject to certain restrictions on transfer or assignment as provided in the Agreement. Payment of all amounts due under this Swing Line Note is guaranteed by each Guarantor pursuant to the Facility Guaranties.

         This Swing Line Note shall be governed by and construed in accordance with the laws of the State of New York.

         All Persons bound on this obligation, whether primarily or secondarily liable as principals, sureties, guarantors, endorsers or otherwise, hereby waive to the full extent permitted by law all defenses based on suretyship or impairment of collateral and the benefits of all provisions of law for stay or delay of execution or sale of property or other satisfaction of judgment against any of them on account of liability hereon until judgment be obtained and execution issued against any other of them and returned unsatisfied or until it can be shown that the maker or any other party hereto had no property available for the satisfaction of the debt evidenced by this instrument, or until any other proceedings can be had against any of them. Protest, notice of protest, notice of dishonor, diligence or any other formality are hereby waived by all parties bound hereon.


                            [Signature page follows.]

         IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be made, executed and delivered by its duly authorized representative as of the date and year first above written, all pursuant to authority duly granted.


                                     GTECH CORPORATION


                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                                       EXHIBIT G

                                 OPINION MATTERS


The matters contained in the following Sections of the Credit Agreement should be covered by the legal opinion on behalf of the Borrower:

o        Section 7.1

o        Section 7.2

o        Section 7.10

o        Section 7.12

o        Section 7.15


[Add other matters as appropriate to the transaction]

                                                                       EXHIBIT H

                         FORM OF COMPLIANCE CERTIFICATE

                               Financial Statement Date:  _______________, _____

To:      Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

         Reference is made to that certain Credit Agreement, dated as of October 25, 2004 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the "Agreement;" the terms defined therein being used herein as therein defined), among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders party from time to time thereto (as defined in the Agreement), and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the "Agent") and as Swing Line Lender and L/C Issuer.

         The undersigned Authorized Representative hereby certifies as of the date hereof that he/she is the _____________________________________________ of
the Borrower, and that, as such, he/she is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Borrower, and that:

      [Use following paragraph 1 for fiscal year-end financial statements]

         1. Attached hereto as Schedule 1 are the year-end audited financial statements required by Section 8.1(a) of the Agreement for the fiscal year of the Borrower ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section.

     [Use following paragraph 1 for fiscal quarter-end financial statements]

         1. Attached hereto as Schedule 1 are the unaudited financial statements required by Section 8.1(b) of the Agreement for the fiscal quarter of the Borrower ended as of the above date. Such financial statements fairly present the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes.

         2. The undersigned has reviewed and is familiar with the terms of the Agreement and has made, or has caused to be made under his/her supervision, a detailed review of the transactions and condition (financial or otherwise) of the Borrower during the accounting period covered by the attached financial statements.

         3. A review of the activities of the Borrower during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Borrower performed and observed all its Obligations under the Loan Documents, and

                                  [select one:]

[to the best knowledge of the undersigned during such fiscal period, the Borrower performed and observed each covenant and condition of the Loan Documents applicable to it.]
                                     --or--

[the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:]

         4. All the representations and warranties set forth in Article VII of the Agreement and in the Loan Documents (other than those expressly stated to refer to a particular date) are true and correct as of the date hereof except that (a) the representations and warranties set forth in Sections 7.4 and 7.6 of the Agreement are deemed to include and take into account any merger or consolidation permitted under Section 9.6 of the Agreement and (b) the reference to the financial statements in Section 7.6(a) of the Agreement shall be deemed to refer to those financial statements most recently delivered to you pursuant to Section 8.1 of the Agreement (it being understood that any financial statements delivered pursuant to Section 8.1(b) have not been certified by independent public accountants).

         5.  The  financial  covenant  analyses  and  information  set  forth on
Schedule 2 attached hereto are true and accurate on and as of the date of this Certificate.


IN WITNESS WHEREOF, the undersigned has executed this Certificate as of _______________, _______.


                                    GTECH CORPORATION


                                    By:
                                       -----------------------------------------
                                             Authorized Representative

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------












                For the Quarter/Year ended ___________________("Statement Date")

                                   SCHEDULE 2
                          to the Compliance Certificate



I.   Section 9.1(a) - Consolidated Total Debt Ratio.

     A.   Consolidated Total Indebtedness for the Four-Quarter
          Period ending on the Statement Date ("Subject Period"): $_____________

     B.   Consolidated EBITDA for the Subject Period:

          1.   Consolidated  Net Income  (excluding any extraordinary
               gains or losses) for Subject Period:               $_____________

          2.   Consolidated Interest Expense for Subject Period:  $_____________

          3.   Provision for income taxes for Subject Period:     $_____________

          4.   Depreciation expenses for Subject Period:          $_____________

          5.   Amortization expenses for Subject Period:          $_____________

          6.   All other non-cash expense items for Subject
               Period:                                            $_____________

          7.   Consolidated EBITDA (Lines II.B.1 plus 2 plus 3
               plus 4 plus 5 plus 6):                             $_____________

     C.   Consolidated  Total Debt Ratio (Line I.A / Line I.B.7): ______ to 1.00

               Maximum allowed:                                     2.75 to 1.00



II.  Section 9.1(b) - Consolidated Interest Coverage Ratio.

     A.   Consolidated EBITDA for the Subject Period (Line I.B.7
          above):                                                 $_____________

     B.   Consolidated Interest Expense for Subject Period:       $_____________

     C.   Consolidated  Interest Coverage Ratio
         (Line II.A / Line II.B):                                 ______ to 1.00

               Minimum required:                                    4.00 to 1.00

        For the Quarter/Year ended ___________________("Statement Date")

                                   SCHEDULE 3
                          to the Compliance Certificate


                               Consolidated EBITDA
            (in accordance with the definition of Consolidated EBITDA
                         as set forth in the Agreement)

Consolidated EBITDA           Quarter            Quarter            Quarter           Quarter         Twelve Months
                               Ended              Ended              Ended             Ended            Ended
                            __________         __________         __________         __________       __________

Consolidated
Net Income (excluding
any non-cash
extraordinary gains or
losses)

+    Consolidated
     Interest Expense

+    income taxes

+    depreciation
     expense

+    amortization
     expense

+    all other
     non-cash expense
     items

=    Consolidated
     EBITDA

                                                                       EXHIBIT I

                            FORM OF FACILITY GUARANTY


                                 [see attached]

                                                               Execution Version

                               GUARANTY AGREEMENT

                               (Parent Guarantor)

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of October 25, 2004, is made by GTECH HOLDINGS CORPORATION, a Delaware corporation (the "Guarantor"), to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties" and each a "Secured Party") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Secured Parties have agreed to provide to GTECH Corporation, a Delaware corporation (the "Borrower"), certain credit facilities, including a revolving credit facility with a letter of credit and swing line sublimit pursuant to the terms of that certain Credit Agreement dated as of October 25, 2004, among the Borrower, the Agent and the Lenders party thereto from time to time (as from time to time amended, modified, supplemented or restated, the "Credit Agreement"); and

         WHEREAS, the Guarantor is the Parent of the Borrower and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, the Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Borrower to cause the Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantor enters into this Guaranty Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Guaranty. The Guarantor hereby unconditionally, absolutely, continually and irrevocably guarantees to the Agent for the benefit of the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and attorneys' fees and expenses); (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower's prompt payment in full, when due or declared due and at all such times, of Rate Hedging Obligations now or hereafter arising under Swap Agreements. The Guarantor's obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantor's Obligations".

         The Guarantor agrees that it is directly and primarily liable for the Borrower's Liabilities.

         2. Payment. If the Borrower shall default in payment or performance of any of the Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then the Guarantor will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Secured Parties, subject to any restriction on the Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the Borrower's Liabilities then due and owing.

         3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantor's Obligations under this Guaranty Agreement shall be absolute and unconditional irrespective of, and the Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and any other Loan Documents to which it is a party by reason of:

                (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantor's Obligations, any of the Borrower's Liabilities, or any other guaranty of any of the Borrower's Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

                (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

                (c) any acceleration of the maturity of any of the Borrower's Liabilities, of the Guarantor's Obligations, or of any other obligations or liabilities of any Person under any of the Related Agreements;

                (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower's Liabilities, for any of the Guarantor's Obligations, or for any other obligations or liabilities of any Person under any of the Related Agreements;

                (e) any dissolution of the Borrower or the Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or the Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or the Guarantor or any other party to a Related Agreement;

                (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, and any acceptance of late or partial payments under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

                (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower's Liabilities (including without limitation the Guarantor's Obligations and obligations arising under any other Facility Guaranty now or hereafter in effect);

                (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower's Liabilities, any of the Guarantor's Obligations, or any of the obligations or liabilities of any party to any other Related Agreement;

                (i) any other circumstance whatsoever (with or without notice to or knowledge of the Guarantor) which may or might in any manner or to any extent vary the risks of the Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Credit Party or to any collateral in respect of the Borrower's Liabilities or the Guarantor's Obligations.

        It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantor's Obligations hereunder shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. Currency and Funds of Payment. All of the Guarantor's Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower's Liabilities, at the Agent's election and without notice thereof or demand therefor, the Guarantor's Obligations shall immediately be and become due and payable.

         6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 23 hereof, the Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to the Guarantor (a) of the Borrower, to the payment in full of the Borrower's Liabilities, (b) of every other guarantor of the Borrower's Obligations (an "obligated guarantor"), to the payment in full of the guarantor's obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Credit Party, to the payment in full of the obligations of such Credit Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Agent, paid over forthwith to the Agent for the benefit of the Secured Parties on account of the Borrower's Liabilities, the Guarantor's Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by the Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of the Guarantor.

         7. Suits. The Guarantor from time to time shall pay to the Agent for the benefit of the Secured Parties, on demand, at the Principal Office or such other address as the Agent shall give notice of to the Guarantor, the Guarantor's Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against the Guarantor. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against the Guarantor, whether or not suit has been commenced against the Borrower, any other guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

         8. Set-Off and Waiver. The Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim, any defense (legal or equitable) or other claim which the Guarantor may now or at any time hereafter have against the Borrower or the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to the Guarantor. The Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of the Guarantor, including any balance of any deposit account or of any credit of the Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence and continuation of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         9. Waiver of Notice; Subrogation.

                  (a) The Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. The Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing the Guarantor from its Guarantor's Obligations, and the Guarantor hereby consents to each and all of the foregoing events or occurrences.

                  (b) The Guarantor hereby agrees that payment or performance of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Secured Parties upon demand by the Agent to the Guarantor without the Agent being required, the Guarantor expressly waiving to the extent permitted by law any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent or any Lender or other party to a Related Agreement by the Borrower, any other guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY THE GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, AT ANY TIME AFTER ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

                  (c) The Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower's Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Credit Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Credit Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by the Guarantor against the estate of any other Credit Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Credit Party. If an amount shall be paid to the Guarantor on account of such rights at any time during the continuance of an Event of Default prior to termination of this Guaranty Agreement in accordance with the provisions of Section 23 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantor's Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantor's Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 23 hereof, and occurrence of the Facility Termination Date.

         10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 23 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against the Guarantor under this Guaranty Agreement may be asserted by the Agent on behalf of the Secured Parties by written notice directed to the Guarantor in accordance with Section 25 hereof.

         11. Representations and Warranties. The Guarantor warrants and represents to the Agent, for the benefit of the Secured Parties, that (a) it is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, (b) it is qualified to do business and in good standing in every jurisdiction in which failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect, (c) it is duly authorized to execute, deliver and perform this Guaranty Agreement; that this Guaranty Agreement has been duly executed and delivered on behalf of the Guarantor by its duly authorized representatives, (d) this Guaranty Agreement is legal, valid, binding and enforceable against the Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (e) the Guarantor's execution, delivery and performance of this Guaranty Agreement do not violate or constitute a breach of any of its Operating Documents or Organizational Documents, any agreement or instrument to which the Guarantor is a party, or any law, order, regulation, decree or award of any Governmental Authority or arbitral body to which it or its properties or operations is subject.

         12. Expenses. The Guarantor agrees to be directly and primarily liable for the payment of all reasonable fees and expenses, including attorneys' fees, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

         13. Reinstatement. The Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower's Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

         14. Attorney-in-Fact. To the extent permitted by law, the Guarantor hereby appoints the Agent, for the benefit of the Secured Parties, as its attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

         15. Reliance. The Guarantor represents and warrants to the Agent, for the benefit of the Secured Parties, that: (a) the Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower's financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement ("Other Information"), and has full and complete access to the Borrower's books and records and to such Other Information; (b) the Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) the Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement; (d) the Guarantor has relied solely on its own independent investigation, appraisal and analysis of the Borrower, the Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement and is fully aware of the same; and (e) the Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Borrower or the Borrower's financial condition and affairs or any other matters material to the Guarantor's decision to provide this Guaranty Agreement, or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. The Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to the Guarantor any information concerning the Borrower or the Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if the Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or affiliates, the Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, with respect to such information.

         16. Rules of Interpretation.  The rules of interpretation  contained in
Article I of the Credit Agreement shall be applicable to this Guaranty Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

         17. Entire Agreement. This Guaranty Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in Section 23, neither this Guaranty Agreement nor any portion or provision hereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         18. Binding Agreement; Assignment. This Guaranty Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that the Guarantor shall not be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement or any other interest herein without the prior written consent of the Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XI thereof (concerning the Agent) and Section 12.6 thereof concerning assignments and participations. All references herein to the Agent shall include any successor thereof.

         19. Swap Agreements. All obligations of the Borrower under Swap Agreements to which any Lender or its Affiliates are a party shall be deemed to be Borrower's Liabilities, and each Lender or Affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder with respect to such Borrower's Liabilities; provided, however, that such obligations shall cease to be Borrower's Liabilities at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

         No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors' Obligations (including the release or modification of any Guarantors' Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Agent and each Related Party of any of the foregoing shall be entitled to all the rights, benefits and immunities conferred under Article XI of the Credit Agreement.

        20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought.

         22. Indemnification. Without limitation of Section 12.4 of the Credit Agreement or any other indemnification provision in any Loan Document, the Guarantor agrees to indemnify and hold harmless each Secured Party and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents (including any of the foregoing arising from the negligence of the Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 22 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by the Guarantor or any other Credit Party, any of their respective directors, shareholders or creditors, or an Indemnified Party or any other Person, or any Indemnified Party otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. The Guarantor agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its subsidiaries or affiliates, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. The Guarantor agrees not to assert any claim against any Secured Party, any of its affiliates, or any of their directors, officers, employees, attorneys, agents, or advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents. The agreements in this Section 22 shall survive repayment of all of the Guarantor's Obligations and the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

         23. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and all of the Guarantor's Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

         24. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other extensions of credit to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon the Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

         25. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to the Guarantor,  at the address of the Borrower  indicated in
Schedule 12.2 of the Credit Agreement and (b) with respect to the Agent or any other Secured Party, at the Agent's address indicated in Schedule 12.2 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 12.2 of the Credit Agreement.

         26. Covenants.

                  (a) The Guarantor hereby agrees that until all the Borrower's Liabilities described in Section 1 have been paid in full and any and all documents relating thereto have been terminated, it shall comply with the covenants of the Borrower set forth in Sections 8.1 through 8.17, inclusive, of the Credit Agreement as if it were the Borrower, the terms of such sections being incorporated herein by reference.

                  (b) The Guarantor hereby agrees that until all Borrower's Liabilities described in Section 1 have been paid in full and any and all documents relating thereto have been terminated, it shall comply with the covenants of the Borrower set forth in Sections 9.1 through 9.16, inclusive (except for Sections 9.13 and 9.14), of the Credit Agreement as if it were the Borrower.

                  In applying the provisions of the Credit Agreement with respect to the Guarantor pursuant to this Section 26, except as set forth above those provisions shall be applied, mutatis mutandis, to the Guarantor as if it were the Borrower. For example, the Guarantor may make a restricted payment under Section 9.7 of the Credit Agreement to one or more of its stockholders if the Borrower could make such restricted payment in the same amount at such time to its stockholder, the Guarantor.

                  (c) All actions taken by the Guarantor in reliance upon a basket set forth in any section of Article VIII or Article IX of the Credit Agreement shall reduce dollar-for-dollar the amount of such basket remaining available to the Borrower and its Subsidiaries for purposes of such Section, as if the Borrower had taken such action; and all actions taken by the Borrower or a Subsidiary in reliance upon a basket set forth in any section of Article VIII or Article IX of the Credit Agreement shall reduce dollar-for-dollar the amount of such basket remaining available to the Guarantor for purposes of such Section as incorporated herein. The Guarantor shall not permit the Borrower or any of the Borrower's Subsidiaries to take any action in reliance upon a basket set forth in any section of Article VIII or
         Article IX of the Credit Agreement to the extent that, after giving effect to such utilization of such basket by the Borrower or such Subsidiaries, as the case may be, the aggregate utilization of such basket at such time by the Guarantor, the Borrower and the Borrower's Subsidiaries would exceed the amount of such basket stated in the Credit Agreement.

                  (d) Notwithstanding anything herein or in the Credit Agreement to the contrary, the Guarantor shall not create, incur or assume any Lien upon stock of the Borrower owned by it other than Liens of the type described in Sections 9.2(a), (b) or (j) of the Credit Agreement.

         27. Governing Law; Venue; Waiver of Jury Trial.

                  (a) THIS  AGREEMENT  SHALL BE GOVERNED  BY, AND  CONSTRUED  IN
         ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) THE GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, THE GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE GUARANTOR
         HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCON-DITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO THE GUARANTOR IN EFFECT PURSUANT TO SECTION 25 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE THE GUARANTOR OR ANY OF ITS PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, THE GUARANTOR AND THE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (f) THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

                                            GUARANTOR:

                                            GTECH HOLDINGS CORPORATION


                                        By:   /s/ William M. Pieri
                                           -------------------------------------
                                            Name:    William M. Pieri
                                            Title:   Treasurer

                              ADMINISTRATIVE AGENT:

                  BANK OF AMERICA, N.A., as Administrative Agent for the Lenders


                   By:_______________________________________
                   Name: ____________________________________
                   Title: ____________________________________

                                                               Execution Version


                               GUARANTY AGREEMENT

                             (Subsidiary Guarantors)

         THIS GUARANTY AGREEMENT (this "Guaranty Agreement"), dated as of October 25, 2004, is made by EACH OF THE UNDERSIGNED (each a "Guarantor" and collectively the "Guarantors") to BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, as administrative agent (in such capacity, the "Agent") for each of the lenders (the "Lenders" and collectively with the Agent, the "Secured Parties") now or hereafter party to the Credit Agreement (as defined below). All capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Secured Parties have agreed to provide to GTECH Corporation, a Delaware corporation (the "Borrower"), certain credit facilities, including a revolving credit facility with a letter of credit and swing line sublimit pursuant to the terms of that certain Credit Agreement dated as of October 25, 2004, among the Borrower, the Agent and the Lenders party thereto from time to time (as from time to time amended, modified, supplemented or restated, the "Credit Agreement"); and

         WHEREAS, each Guarantor is, directly or indirectly, a wholly owned Subsidiary of the Borrower and will materially benefit from the Loans and Advances made and to be made, and the Letters of Credit issued and to be issued, under the Credit Agreement; and

         WHEREAS, each Guarantor is required to enter into this Guaranty Agreement pursuant to the terms of the Credit Agreement; and

         WHEREAS, a material part of the consideration given in connection with and as an inducement to the execution and delivery of the Credit Agreement by the Secured Parties was the obligation of the Borrower to cause each Guarantor to enter into this Guaranty Agreement, and the Secured Parties are unwilling to extend and maintain the credit facilities provided under the Loan Documents unless the Guarantors enter into this Guaranty Agreement;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

         1. Guaranty. Each Guarantor hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantees to the Agent for the benefit of the Secured Parties the payment and performance in full of the Borrower's Liabilities (as defined below). For all purposes of this Guaranty Agreement, "Borrower's Liabilities" means: (a) the Borrower's prompt payment in full, when due or declared due and at all such times, of all Obligations and all other amounts pursuant to the terms of the Credit Agreement, the Notes, and all other Loan Documents heretofore, now or at any time or times hereafter owing, arising, due or payable from the Borrower to any one or more of the Secured Parties, including principal, interest, premiums and fees (including, but not limited to, loan fees and attorneys' fees and expenses); (b) the Borrower's prompt, full and faithful performance, observance and discharge of each and every agreement, undertaking, covenant and provision to be performed, observed or discharged by the Borrower under the Credit Agreement and all other Loan Documents; and (c) the Borrower's prompt payment in full, when due or declared due and at all such times, of Rate Hedging Obligations now or hereafter arising under Swap Agreements. The Guarantors' obligations to the Secured Parties under this Guaranty Agreement are hereinafter collectively referred to as the "Guarantors' Obligations" and, with respect to each Guarantor individually, the "Guarantor's Obligations". Notwithstanding the foregoing, the liability of each Guarantor individually with respect to its Guarantor's Obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

         Each Guarantor agrees that it is jointly and severally, directly and primarily liable (subject to the limitation in the immediately preceding sentence) for the Borrower's Liabilities.

         2. Payment. If the Borrower shall default in payment or performance of any of the Borrower's Liabilities, whether principal, interest, premium, fee (including, but not limited to, loan fees and attorneys' fees and expenses), or otherwise, when and as the same shall become due, and after expiration of any applicable grace period, whether according to the terms of the Credit Agreement, by acceleration, or otherwise, or upon the occurrence and during the continuance of any Event of Default under the Credit Agreement, then any or all of the Guarantors will, upon demand thereof by the Agent, fully pay to the Agent, for the benefit of the Secured Parties, subject to any restriction on each Guarantor's Obligations set forth in Section 1 hereof, an amount equal to all the Borrower's Liabilities then due and owing.

         3. Absolute Rights and Obligations. This is a guaranty of payment and not of collection. The Guarantors' Obligations under this Guaranty Agreement shall be joint and several, absolute and unconditional irrespective of, and each Guarantor hereby expressly waives, to the extent permitted by law, any defense to its obligations under this Guaranty Agreement and any other Loan Documents to which it is a party by reason of:

                  (a) any lack of legality, validity or enforceability of the Credit Agreement, of any of the Notes, of any other Loan Document, or of any other agreement or instrument creating, providing security for, or otherwise relating to any of the Guarantors' Obligations, any of the Borrower's Liabilities, or any other guaranty of any of the Borrower's Liabilities (the Loan Documents and all such other agreements and instruments being collectively referred to as the "Related Agreements");

                  (b) any action taken under any of the Related Agreements, any exercise of any right or power therein conferred, any failure or omission to enforce any right conferred thereby, or any waiver of any covenant or condition therein provided;

                  (c) any acceleration of the maturity of any of the Borrower's Liabilities, of the Guarantor's Obligations of any other Guarantor, or of any other obligations or liabilities of any Person under any of the Related Agreements;

                  (d) any release, exchange, non-perfection, lapse in perfection, disposal, deterioration in value, or impairment of any security for any of the Borrower's Liabilities, for any of the Guarantor's Obligations of any Guarantor, or for any other obligations or liabilities of any Person under any of the Related Agreements;

                  (e) any dissolution of the Borrower or any Guarantor or any other party to a Related Agreement, or the combination or consolidation of the Borrower or any Guarantor or any other party to a Related Agreement into or with another entity or any transfer or disposition of any assets of the Borrower or any Guarantor or any other party to a Related Agreement;

                  (f) any extension (including without limitation extensions of time for payment), renewal, amendment, restructuring or restatement of, and any acceptance of late or partial payments under, the Credit Agreement, any of the Notes or any other Loan Document or any other Related Agreement, in whole or in part;

                  (g) the existence, addition, modification, termination, reduction or impairment of value, or release of any other guaranty (or security therefor) of the Borrower's Liabilities (including without limitation the Guarantor's Obligations of any other Guarantor and obligations arising under any other Facility Guaranty now or hereafter in effect);

                  (h) any waiver of, forbearance or indulgence under, or other consent to any change in or departure from any term or provision contained in the Credit Agreement, any other Loan Document or any other Related Agreement, including without limitation any term pertaining to the payment or performance of any of the Borrower's Liabilities, any of the Guarantor's Obligations of any other Guarantor, or any of the obligations or liabilities of any party to any other Related Agreement;

                  (i) any other circumstance whatsoever (with or without notice to or knowledge of any Guarantor) which may or might in any manner or to any extent vary the risks of such Guarantor, or might otherwise constitute a legal or equitable defense available to, or discharge of, a surety or a guarantor, including without limitation any right to require or claim that resort be had to the Borrower or any other Credit Party or to any collateral in respect of the Borrower's Liabilities or Guarantors' Obligations.

         It is the express purpose and intent of the parties hereto that this Guaranty Agreement and the Guarantors' Obligations hereunder and under each Facility Guaranty Joinder Agreement shall be absolute and unconditional under any and all circumstances and shall not be discharged except by payment as herein provided.

         4. Currency and Funds of Payment. All Guarantors' Obligations will be paid in lawful currency of the United States of America and in immediately available funds, regardless of any law, regulation or decree now or hereafter in effect that might in any manner affect the Borrower's Liabilities, or the rights of any Secured Party with respect thereto as against the Borrower, or cause or permit to be invoked any alteration in the time, amount or manner of payment by the Borrower of any or all of the Borrower's Liabilities.

         5. Events of Default. Without limiting the provisions of Section 2 hereof, in the event that there shall occur and be continuing an Event of Default, then notwithstanding any collateral or other security or credit support for the Borrower's Liabilities, at the Agent's election and without notice thereof or demand therefor, the Guarantors' Obligations shall immediately be and become due and payable.

         6. Subordination. Until this Guaranty Agreement is terminated in accordance with Section 23 hereof, each Guarantor hereby unconditionally subordinates all present and future debts, liabilities or obligations now or hereafter owing to such Guarantor (a) of the Borrower, to the payment in full of the Borrower's Liabilities, (b) of every other Guarantor (an "obligated guarantor"), to the payment in full of the Guarantors' Obligations of such obligated guarantor, and (c) of each other Person now or hereafter constituting a Credit Party, to the payment in full of the obligations of such Credit Party owing to any Secured Party and arising under the Loan Documents. All amounts due under such subordinated debts, liabilities, or obligations shall, upon the occurrence and during the continuance of an Event of Default, be collected and, upon request by the Agent, paid over forthwith to the Agent for the benefit of the Secured Parties on account of the Borrower's Liabilities, the Guarantors' Obligations, or such other obligations, as applicable, and, after such request and pending such payment, shall be held by such Guarantor as agent and bailee of the Secured Parties separate and apart from all other funds, property and accounts of such Guarantor.

         7. Suits. Each Guarantor from time to time shall pay to the Agent for the benefit of the Secured Parties, on demand, at the Principal Office or such other address as the Agent shall give notice of to such Guarantor, the Guarantors' Obligations as they become or are declared due, and in the event such payment is not made forthwith, the Agent may proceed to suit against any one or more or all of the Guarantors. At the Agent's election, one or more and successive or concurrent suits may be brought hereon by the Agent against any one or more or all of the Guarantors, whether or not suit has been commenced against the Borrower, any other Guarantor, or any other Person and whether or not the Secured Parties have taken or failed to take any other action to collect all or any portion of the Borrower's Liabilities or have taken or failed to take any actions against any collateral securing payment or performance of all or any portion of the Borrower's Liabilities, and irrespective of any event, occurrence, or condition described in Section 3 hereof.

         8. Set-Off and Waiver. Each Guarantor waives any right to assert against any Secured Party as a defense, counterclaim, set-off, recoupment or cross claim, any defense (legal or equitable) or other claim which such Guarantor may now or at any time hereafter have against the Borrower or the Secured Parties without waiving any additional defenses, set-offs, counterclaims or other claims otherwise available to such Guarantor. Each Guarantor agrees that each Secured Party shall have a lien for all the Guarantor's Obligations upon all deposits or deposit accounts, of any kind, or any interest in any deposits or deposit accounts, now or hereafter pledged, mortgaged, transferred or assigned to such Secured Party or otherwise in the possession or control of such Secured Party for any purpose (other than solely for safekeeping) for the account or benefit of such Guarantor, including any balance of any deposit account or of any credit of such Guarantor with the Secured Party, whether now existing or hereafter established, and hereby authorizes each Secured Party from and after the occurrence and continuation of an Event of Default at any time or times with or without prior notice to apply such balances or any part thereof to such of the Guarantor's Obligations to the Secured Parties then due and in such amounts as provided for in the Credit Agreement or otherwise as they may elect. For the purposes of this Section 8, all remittances and property shall be deemed to be in the possession of a Secured Party as soon as the same may be put in transit to it by mail or carrier or by other bailee.

         9. Waiver of Notice; Subrogation.

                  (a) Each Guarantor hereby waives to the extent permitted by law notice of the following events or occurrences: (i) acceptance of this Guaranty Agreement; (ii) the Lenders' heretofore, now or from time to time hereafter making Loans and issuing Letters of Credit and otherwise loaning monies or giving or extending credit to or for the benefit of the Borrower, whether pursuant to the Credit Agreement or the Notes or any other Loan Document or Related Agreement or any amendments, modifications, or supplements thereto, or replacements or extensions thereof; (iii) presentment, demand, default, non-payment, partial payment and protest; and (iv) any other event, condition, or occurrence described in Section 3 hereof. Each Guarantor agrees that each Secured Party may heretofore, now or at any time hereafter do any or all of the foregoing in such manner, upon such terms and at such times as each Secured Party, in its sole and absolute discretion, deems advisable, without in any way or respect impairing, affecting, reducing or releasing such Guarantor from its Guarantor's Obligations, and each Guarantor hereby consents to each and all of the foregoing events or occurrences.

                  (b) Each Guarantor hereby agrees that payment or performance by such Guarantor of its Guarantor's Obligations under this Guaranty Agreement may be enforced by the Agent on behalf of the Secured Parties upon demand by the Agent to such Guarantor without the Agent being required, such Guarantor expressly waiving to the extent permitted by law any right it may have to require the Agent, to (i) prosecute collection or seek to enforce or resort to any remedies against the Borrower or any other Guarantor or any other guarantor of the Borrower's Liabilities, or (ii) seek to enforce or resort to any remedies with respect to any security interests, Liens or encumbrances granted to the Agent or any Lender or other party to a Related Agreement by the Borrower, any other Guarantor or any other Person on account of the Borrower's Liabilities or any guaranty thereof, IT BEING EXPRESSLY UNDERSTOOD, ACKNOWLEDGED AND AGREED TO BY SUCH GUARANTOR THAT DEMAND UNDER THIS GUARANTY AGREEMENT MAY BE MADE BY THE AGENT, AND THE PROVISIONS HEREOF ENFORCED BY THE AGENT, AT ANY TIME AFTER ANY EVENT OF DEFAULT OCCURS AND IS CONTINUING UNDER THE CREDIT AGREEMENT.

                  (c) Each Guarantor further agrees with respect to this Guaranty Agreement that it shall have no right of subrogation, reimbursement, contribution or indemnity, nor any right of recourse to security for the Borrower's Liabilities unless and until 93 days immediately following the Facility Termination Date shall have elapsed without the filing or commencement, by or against any Credit Party, of any state or federal action, suit, petition or proceeding seeking any reorganization, liquidation or other relief or arrangement in respect of creditors of, or the appointment of a receiver, liquidator, trustee or conservator in respect to, such Credit Party or its assets. This waiver is expressly intended to prevent the existence of any claim in respect to such subrogation, reimbursement, contribution or indemnity by any Guarantor against the estate of any other Credit Party within the meaning of Section 101 of the Bankruptcy Code, in the event of a subsequent case involving any other Credit Party. If an amount shall be paid to any Guarantor on account of such rights at any time during the continuance of an Event of Default prior to termination of this Guaranty Agreement in accordance with the provisions of Section 23 hereof, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Agent, for the benefit of the Secured Parties, to be credited and applied upon the Guarantors' Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement or otherwise as the Secured Parties may elect. The agreements in this subsection shall survive repayment of all of the Guarantors' Obligations, the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination in accordance with Section 23 hereof, and occurrence of the Facility Termination Date.

         10. Effectiveness; Enforceability. This Guaranty Agreement shall be effective as of the date first above written and shall continue in full force and effect until termination in accordance with Section 23 hereof. Any claim or claims that the Secured Parties may at any time hereafter have against a Guarantor under this Guaranty Agreement may be asserted by the Agent on behalf of the Secured Parties by written notice directed to such Guarantor in accordance with Section 25 hereof.

         11. Representations and Warranties. Each Guarantor warrants and represents to the Agent, for the benefit of the Secured Parties, that (a) it is a corporation duly organized and validly existing under the laws of the jurisdiction of its incorporation and has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, (b) it is qualified to do business and in good standing in every jurisdiction in which failure to be so qualified or in good standing could reasonably be expected to have a Material Adverse Effect, (c) it is duly authorized to execute, deliver and perform this Guaranty Agreement (or the Facility Guaranty Joinder Agreement to which it is a party, as applicable); that this Guaranty Agreement (or the Facility Guaranty Joinder Agreement to which it is a party, as applicable) has been duly executed and delivered on behalf of such Guarantor by its duly authorized representatives, (d) this Guaranty Agreement (and any Facility Guaranty Joinder Agreement to which it is a party) is legal, valid, binding and enforceable against such Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles, and (e) such Guarantor's execution, delivery and performance of this Guaranty Agreement (and any Facility Guaranty Joinder Agreement to which it is a party) do not violate or constitute a breach of any of its Operating Documents or Organizational Documents, any agreement or instrument to which such Guarantor is a party, or any law, order, regulation, decree or award of any Governmental Authority or arbitral body to which it or its properties or operations is subject.

         12. Expenses. Each Guarantor agrees to be jointly and severally liable for the payment of all reasonable fees and expenses, including attorneys' fees, incurred by any Secured Party in connection with the enforcement of this Guaranty Agreement, whether or not suit be brought.

         13. Reinstatement. Each Guarantor agrees that this Guaranty Agreement shall continue to be effective or be reinstated, as the case may be, at any time payment received by any Secured Party in respect of any Borrower's Liabilities is rescinded or must be restored for any reason, or is repaid by any Secured Party in whole or in part in good faith settlement of any pending or threatened avoidance claim.

         14. Attorney-in-Fact. To the extent permitted by law, each Guarantor hereby appoints the Agent, for the benefit of the Secured Parties, as such Guarantor's attorney-in-fact for the purposes of carrying out the provisions of this Guaranty Agreement and taking any action and executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is coupled with an interest and is irrevocable; provided, that the Agent shall have and may exercise rights under this power of attorney only upon the occurrence and during the continuance of an Event of Default.

         15. Reliance. Each Guarantor represents and warrants to the Agent, for the benefit of the Secured Parties, that: (a) such Guarantor has adequate means to obtain on a continuing basis (i) from the Borrower, information concerning the Borrower and the Borrower's financial condition and affairs and (ii) from other reliable sources, such other information as it deems material in deciding to provide this Guaranty Agreement and any Facility Guaranty Joinder Agreement ("Other Information"), and has full and complete access to the Borrower's books and records and to such Other Information; (b) such Guarantor is not relying on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, to provide any such information, now or in the future; (c) such Guarantor has been furnished with and reviewed the terms of the Credit Agreement and such other Loan Documents as it has requested, is executing this Guaranty Agreement (or the Facility Guaranty Joinder Agreement to which it is a party, as applicable) freely and deliberately, and understands the obligations and financial risk undertaken by providing this Guaranty Agreement (and any Facility Guaranty Joinder Agreement to which it is a party); (d) such Guarantor has relied solely on the Guarantor's own independent investigation, appraisal and analysis of the Borrower, the Borrower's financial condition and affairs, the "Other Information", and such other matters as it deems material in deciding to provide this Guaranty Agreement (and any Facility Guaranty Joinder Agreement to which it is a party) and is fully aware of the same; and (e) such Guarantor has not depended or relied on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, for any information whatsoever concerning the Borrower or the Borrower's financial condition and affairs or any other matters material to such Guarantor's decision to provide this Guaranty Agreement (and any Facility Guaranty Joinder Agreement to which it is a party), or for any counseling, guidance, or special consideration or any promise therefor with respect to such decision. Each Guarantor agrees that no Secured Party has any duty or responsibility whatsoever, now or in the future, to provide to such Guarantor any information concerning the Borrower or the Borrower's financial condition and affairs, or any Other Information, other than as expressly provided herein, and that, if such Guarantor receives any such information from any Secured Party or its or their employees, directors, agents or other representatives or affiliates, such Guarantor will independently verify the information and will not rely on any Secured Party or its or their employees, directors, agents or other representatives or affiliates, with respect to such information.

         16. Rules of Interpretation.  The rules of interpretation  contained in
Article I of the Credit Agreement shall be applicable to this Guaranty Agreement and each Facility Guaranty Joinder Agreement and are hereby incorporated by reference. All representations and warranties contained herein shall survive the delivery of documents and any extension of credit referred to herein or guaranteed hereby.

         17. Entire Agreement. This Guaranty Agreement and each Facility Guaranty Joinder Agreement, together with the Credit Agreement and other Loan Documents, constitutes and expresses the entire understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior negotiations, agreements, understandings, inducements, commitments or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof. Except as provided in
Section 23, neither this Guaranty Agreement nor any Facility Guaranty Joinder Agreement nor any portion or provision hereof or thereof may be changed, altered, modified, supplemented, discharged, canceled, terminated, or amended orally or in any manner other than as provided in the Credit Agreement.

         18. Binding Agreement; Assignment. This Guaranty Agreement, each Facility Guaranty Joinder Agreement and the terms, covenants and conditions hereof and thereof, shall be binding upon and inure to the benefit of the parties hereto and thereto, and to their respective heirs, legal representatives, successors and assigns; provided, however, that no Guarantor shall be permitted to assign any of its rights, powers, duties or obligations under this Guaranty Agreement, any Facility Guaranty Joinder Agreement or any other interest herein without the prior written consent of the Agent. Without limiting the generality of the foregoing sentence of this Section 18, any Lender may assign to one or more Persons, or grant to one or more Persons participations in or to, all or any part of its rights and obligations under the Credit Agreement (to the extent permitted by the Credit Agreement); and to the extent of any such assignment or participation such other Person shall, to the fullest extent permitted by law, thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, subject however, to the provisions of the Credit Agreement, including Article XI thereof (concerning the Agent) and Section 12.6 thereof concerning assignments and participations. All references herein to the Agent shall include any successor thereof.

         19. Swap Agreements. All obligations of the Borrower under Swap Agreements to which any Lender or its Affiliates are a party shall be deemed to be Borrower's Liabilities, and each Lender or Affiliate of a Lender party to any such Swap Agreement shall be deemed to be a Secured Party hereunder with respect to such Borrower's Liabilities; provided, however, that such obligations shall cease to be Borrower's Liabilities at such time as such Person (or Affiliate of such Person) shall cease to be a "Lender" under the Credit Agreement.

         No Person who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Guarantors' Obligations (including the release or modification of any Guarantors' Obligations or security therefor) other than in its capacity as a Lender and only to the extent expressly provided in the Loan Documents. Each Secured Party not a party to the Credit Agreement who obtains the benefit of this Guaranty Agreement by virtue of the provisions of this Section shall be deemed to have acknowledged and accepted the appointment of the Agent pursuant to the terms of the Credit Agreement, and that with respect to the actions and omissions of the Agent hereunder or otherwise relating hereto that do or may affect such Secured Party, the Agent and each Related Party of any of the foregoing shall be entitled to all the rights, benefits and immunities conferred under Article XI of the Credit Agreement.

         20. Severability. The provisions of this Guaranty Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         21. Counterparts. This Guaranty Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Agreement to produce or account for more than one such counterpart executed by the Guarantor against whom enforcement is sought.

         22. Indemnification. Without limitation of Section 12.4 of the Credit Agreement or any other indemnification provision in any Loan Document, each Guarantor agrees to indemnify and hold harmless each Secured Party and each of their affiliates and their respective officers, directors, employees, agents, and advisors (each, an "Indemnified Party") from and against any and all claims, damages, losses, liabilities, costs, and expenses (including, without limitation, reasonable attorneys' fees) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or by reason of (including, without limitation, in connection with any investigation, litigation or proceeding or preparation of defense in connection therewith) the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents (including any of the foregoing arising from the negligence of the Indemnified Party), except to the extent such claim, damage, loss, liability, cost, or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party's gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this Section 22 applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by such Guarantor or any other Credit Party, any of their respective directors, shareholders or creditors, or an Indemnified Party or any other Person, or any Indemnified Party is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Each Guarantor agrees that no Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to it, any of its subsidiaries or affiliates, or any security holders or creditors thereof arising out of, related to or in connection with the transactions contemplated herein, except to the extent that such liability is found in a final non-appealable judgment by a court of competent jurisdiction to have directly resulted from such Indemnified Party's gross negligence or willful misconduct. Each Guarantor agrees not to assert any claim against any Secured Party, any of its affiliates, or any of their directors, officers, employees, attorneys, agents, or advisers, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated therein or the actual or proposed use of the proceeds of the Loans or other extension of credit under the Loan Documents. The agreements in this Section 22 shall survive repayment of all of the Guarantors' Obligations and the termination or expiration of this Guaranty Agreement in any manner, including but not limited to termination upon occurrence of the Facility Termination Date.

         23. Termination. Subject to reinstatement pursuant to Section 13 hereof, this Guaranty Agreement and each Facility Guaranty Joinder Agreement and all of the Guarantors' Obligations hereunder (excluding those obligations and liabilities that expressly survive such termination) shall terminate on the Facility Termination Date.

         24. Remedies Cumulative; Late Payments. All remedies hereunder are cumulative and are not exclusive of any other rights and remedies of the Agent or any other Secured Party provided by law or under the Credit Agreement, the other Loan Documents or other applicable agreements or instruments. The making of the Loans and other extensions of credit to the Borrower pursuant to the Credit Agreement shall be conclusively presumed to have been made or extended, respectively, in reliance upon each Guarantor's guaranty of the Borrower's Liabilities pursuant to the terms hereof. Any amounts not paid when due under this Guaranty Agreement shall bear interest at the Default Rate.

         25. Notices. Any notice required or permitted hereunder shall be given,
(a) with respect to each Guarantor,  at the address of the Borrower indicated in
Schedule 12.2 of the Credit Agreement and (b) with respect to the Agent or any other Secured Party, at the Agent's address indicated in Schedule 12.2 of the Credit Agreement. All such addresses may be modified, and all such notices shall be given and shall be effective, as provided in Section 12.2 of the Credit Agreement.

         26. Joinder. Each Person who shall at any time execute and deliver to the Agent a Facility Guaranty Joinder Agreement substantially in the form attached as Exhibit A hereto shall thereupon irrevocably, absolutely and unconditionally become a party hereto and obligated hereunder as a Guarantor, and all references herein and in the other Loan Documents to the Guarantors or to the parties to this Guaranty Agreement shall be deemed to include such Person as a Guarantor hereunder.

         27. Governing Law; Venue; Waiver of Jury Trial.

                  (a) THIS GUARANTY AGREEMENT AND EACH FACILITY GUARANTY JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

                  (b) EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY AGREES AND CONSENTS THAT ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY AGREEMENT OR ANY FACILITY GUARANTY JOINDER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREIN MAY BE INSTITUTED IN ANY STATE OR FEDERAL COURT SITTING IN THE COUNTY OF NEW YORK, STATE OF NEW YORK, UNITED STATES OF AMERICA AND, BY THE EXECUTION AND DELIVERY OF THIS GUARANTY AGREEMENT OR ANY FACILITY GUARANTY JOINDER AGREEMENT, SUCH GUARANTOR EXPRESSLY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE IN, OR TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY, ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS GENERALLY AND UNCONDITIONALLY TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING.

                  (c) EACH GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE BY PERSONAL SERVICE OF A COPY OF THE SUMMONS AND COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, OR BY REGISTERED OR CERTIFIED MAIL (POSTAGE PREPAID) TO THE ADDRESS FOR NOTICES TO SUCH GUARANTOR IN EFFECT PURSUANT TO SECTION 25 HEREOF, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER THE APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK.

                  (d) NOTHING CONTAINED IN SUBSECTIONS (b) or (c) HEREOF SHALL PRECLUDE THE AGENT FROM BRINGING ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT IN THE COURTS OF ANY JURISDICTION WHERE ANY GUARANTOR OR ANY OF SUCH GUARANTOR'S PROPERTY OR ASSETS MAY BE FOUND OR LOCATED. TO THE EXTENT PERMITTED BY THE
         APPLICABLE LAWS OF ANY SUCH JURISDICTION, EACH GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT AND EXPRESSLY WAIVES, IN RESPECT OF ANY SUCH SUIT, ACTION OR PROCEEDING, OBJECTION TO THE EXERCISE OF JURISDICTION OVER IT AND ITS PROPERTY BY ANY SUCH OTHER COURT OR COURTS WHICH NOW OR HEREAFTER MAY BE AVAILABLE UNDER APPLICABLE LAW.

                  (e) IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER OR RELATED TO THIS GUARANTY AGREEMENT OR ANY FACILITY GUARANTY JOINDER AGREEMENT OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH, EACH GUARANTOR AND THE AGENT ON BEHALF OF THE SECURED PARTIES HEREBY AGREE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION, SUIT OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY AND HEREBY IRREVOCABLY WAIVE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT ANY SUCH PERSON MAY HAVE TO TRIAL BY JURY IN ANY SUCH ACTION, SUIT OR PROCEEDING.

                  (f) EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY OBJECTION IT MAY HAVE THAT ANY COURT TO WHOSE JURISDICTION IT HAS SUBMITTED PURSUANT TO THE TERMS HEREOF IS AN INCONVENIENT FORUM.

                            [Signature pages follow.]

         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty Agreement as of the day and year first written above.

                                   GUARANTORS:

                  GTECH Rhode Island Corporation, a Rhode Island corporation


                         By: /s/ William M. Pieri
                            ----------------------------------------------------
                            Name:    William M. Pieri
                            Title:   Treasurer




                  GTECH Latin America Corporation, a Delaware corporation


                         By: /s/ William M. Pieri
                            ----------------------------------------------------
                            Name:    William M. Pieri
                            Title:   Treasurer

                                            ADMINISTRATIVE AGENT:

                  BANK OF AMERICA, N.A., as Administrative Agent for the Lenders


                   By:_______________________________________
                   Name: ____________________________________
                   Title: ____________________________________

                                    EXHIBIT A

                   Form of Facility Guaranty Joinder Agreement


                           GUARANTY JOINDER AGREEMENT

         THIS GUARANTY JOINDER AGREEMENT (the "Guaranty Joinder Agreement"), dated as of _____________, 20__ is made by and between _______________________________, a ________________ (the "Joining Guarantor"),
and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (the "Agent") under that certain Credit Agreement (as amended, supplemented or restated from time to time, the "Credit Agreement"), dated as of October 25, 2004, by and among GTECH Corporation, a Delaware corporation (the "Borrower"), the Lenders party thereto from time to time and the Agent. All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

         WHEREAS, the Joining Guarantor is required by the terms of the Credit Agreement to become a "Guarantor" under the Credit Agreement and be joined as a party to the Guaranty; and

         WHEREAS, the Joining Guarantor will materially benefit directly and indirectly from the credit facilities made available and to be made available to the Borrower by the Lenders under the Credit Agreement;

         NOW, THEREFORE, the Joining Guarantor hereby agrees as follows with the Agent, for the benefit of the Secured Parties (as defined in the Guaranty and including any Lender or Affiliate of any Lender party to a Swap Agreement):

         1. Joinder. The Joining Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and bound by all the terms, conditions, obligations, liabilities and undertakings of each Guarantor or to which each Guarantor is subject thereunder, including without limitation the joint and several, unconditional, absolute, continuing and irrevocable guarantee to the Agent for the benefit of the Secured Parties of the payment and performance in full of the Borrower's Liabilities (as defined in the Guaranty Agreement) whether now existing or hereafter arising, all with the same force and effect as if the Joining Guarantor were a signatory to the Guaranty Agreement.

         2. Affirmations. The Joining Guarantor hereby acknowledges and reaffirms as of the date hereof with respect to itself, its properties and its affairs each of the waivers, representations, warranties, acknowledgements and certifications applicable to any Guarantor contained in the Guaranty.

         3. Severability. The provisions of this Guaranty Joinder Agreement are independent of and separable from each other. If any provision hereof shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision hereof, but this Guaranty Joinder Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

         4. Counterparts. This Guaranty Joinder Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Guaranty Joinder Agreement to produce or account for more than one such counterpart executed by the Joining Guarantor. Without limiting the foregoing provisions of this Section 4, the provisions of Section 12.10 of the Credit Agreement shall be applicable to this Guaranty Joinder Agreement.

         5. Delivery. The Joining Guarantor hereby irrevocably waives notice of acceptance of this Guaranty Joinder Agreement and acknowledges that the Borrower's Liabilities are and shall be deemed to be incurred, and credit extensions under the Loan Documents made and maintained, in reliance on this Guaranty Joinder Agreement and the Joining Guarantor's joinder as a party to the Guaranty as herein provided.

         6.  Governing  Law;  Venue;  Waiver of Jury Trial.  The  provisions  of
Section 27 of the Guaranty are hereby incorporated by reference as if fully set forth herein.



                            [Signature page follows.]

         IN WITNESS WHEREOF, the Joining Guarantor has duly executed and delivered this Guaranty Joinder Agreement as of the day and year first written above.


                                 JOINING GUARANTOR:



                                 -----------------------------------------------



                                 By:
                                          --------------------------------------
                                 Name:
                                          --------------------------------------
                                 Title:
                                          --------------------------------------



Acknowledged and accepted:

BANK OF AMERICA, N.A.,
as Agent

By:
   --------------------------------------------------
Name:
     ------------------------------------------------
Title:
       ----------------------------------------------

                                                                    Schedule 1.1



                                     EXISTING LETTERS OF CREDIT




 Prod                                                                                                       Country of
 Type      LC #         Issued      Expires   Pricing    Applicant          Beneficiary         Currency  Currency Amount     USD
 -----     ----         ------      -------   -------    ---------          -----------         --------  ---------------     ---
SBYPER  00000003030282  10/18/2000  4/30/2005  0.125  GTECH Corporation     Bank Hapoalim         USD     515,000.00     $515,000.00
SBYFIN  00000003045201  1/7/2002    1/4/2005   0.125  GTECH Corporation     Credit Du Maroc       USD   4,025,000.00   $4,025,000.00
SBYPER  00000003052913  12/11/2002  1/10/2005  0.125  GTECH Foreign Holding Banque BCP            EUR   2,650,879.28   $3,285,897.41
SBYFIN  00000007414471  6/3/2004    4/30/2005  0.125  GTECH Corporation     Bank of America, N.A. EUR   3,000,000.00   $3,718,650.00
SBYFIN  00000007414472  6/3/2004    1/31/2005  0.125  GTECH Corporation     Bank of America, N.A. EUR   3,000,000.00   $3,718,650.00
SBYFIN  00000007414473  6/3/2004    4/30/2005  0.125  GTECH Corporation     Bank of America, N.A. EUR  11,220,000.00  $13,907,751.00

                                                                    Schedule 7.4

                              Material Subsidiaries

        1. GTECH Rhode Island Corporation, a Rhode Island corporation (1,000 shares authorized and 1,000 shares issued to the Borrower)

        2. GTECH Brasil Ltda, a company organized under the laws of Brazil (100% of equity interests owned by the Borrower)

        3. GTECH Global Services Corporation Limited, a corporation organized under the laws of Cyprus (100% of all equity interests owned by the Borrower)

                                                                    Schedule 7.6

                                  Indebtedness

Customer Prepayment Obligations

                                                                    Schedule 7.7

                                      Liens

Liens to secure Customer Prepayment Obligations

                                                                    Schedule 7.8

                                   Tax Matters

None.

                                                                   Schedule 7.18

                              Environmental Matters

None.

                                                                   Schedule 7.22

                                    INSURANCE



Package        Insurer                            Policy No.      Coverages          Policy Period
-------        -------                            ----------      ---------          -------------

Domestic       Vigilant Insurance Company         3512860         Property and       10/01/04 to
                                                                  Liability          10/01/05

International  Great Northern Insurance Company   35395546        Property and       10/01/04 to
                                                                  Liability          10/01/05

                                                                   Schedule 12.2

                    Administrative Agent's Principal Office;
                          Certain Addresses for Notice

BORROWER:

GTECH Corporation
55 Technology Way
West Greenwich, Rhode Island  02817
Attention:        William M. Pieri
                  Vice President, Mergers and Acquisitions, and Treasurer
Telephone:        401.392.7872
Telecopier:       401.392.4940
Electronic Mail:  william.pieri@gtech.com
Website Address:  www.gtech.com


ADMINISTRATIVE AGENT:

Administrative Agent's Office

(for payments and Requests for Credit Extensions):

Bank of America, N.A.
One Independence Center
101 N. Tryon Street
Mail Code:  NC1-001-15-04
Charlotte, North Carolina  28255
Attention:        Donna Dunn
Telephone:        704.386.3767
Telecopier:       704.409.0070
Electronic Mail:  donna.x.dunn@bankofamerica.com

Account No. (for Dollars):  1366212250600
Ref:  GTECH Corporation, Attn: Credit Services
ABA# 026009593

(other Notices as Administrative Agent):

Bank of America, N.A.
Agency Management
335 Madison Avenue, 4th Floor
Mail Code:  NY1-503-04-03
New York, New York  10017
Attention:        Steven Gazzillo
Telephone:        212.503.8328
Facsimile:        704.409.0912
Electronic Mail:  steven.gazzillo@bankofamerica.com

L/C ISSUER:

Bank of America, N.A.
Trade Operations-Los Angeles #22621
333 S. Beaudry Avenue, 19th Floor
Mail Code:  CA9-703-19-23
Los Angeles, CA 90017-1466
Attention:        Sandra Leon
                  Vice President
Telephone:        213.345.5231
Telecopier:       213.345.6694
Electronic Mail:  Sandra.Leon@bankofamerica.com


SWING LINE LENDER:

Bank of America, N.A.
One Independence Center
101 N. Tryon Street
Mail Code:  NC1-001-15-04
Charlotte, North Carolina  28255
Attention:        Donna Dunn
Telephone:        704.386.3767
Telecopier:       704.409.0070
Electronic Mail:  donna.x.dunn@bankofamerica.com

Account No. (for Dollars):  1366212250600
Ref:  GTECH Corporation, Attn: Credit Services
ABA# 026009593